                                                                    Exhibit 10.3


                                                                  EXECUTION COPY

                                   AMENDMENT NO. 1
                                          TO
                                 AMENDED AND RESTATED
                             LOAN AND SECURITY AGREEMENT
                           AND NOTES MODIFICATION AGREEMENT


          AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT ("Amendment") dated as of October 31, 1997, among KMC TELECOM INC., a Delaware corporation ("KMC"), KMC Telecom II, Inc., a Delaware corporation ("KMC II"), KMC Telecom Leasing I LLC, a Delaware limited liability company ("Leasing I"), KMC Telecom Leasing II LLC, a Delaware limited liability company ("Leasing II"), and AT&T COMMERCIAL FINANCE CORPORATION, a Delaware corporation ("Lender").

          WHEREAS, KMC, KMC II and the Lender have entered into that certain Amended and Restated Loan and Security Agreement ("Loan Agreement") dated as of September 22, 1997, pursuant to which the Lender has agreed to make certain loans and other financial accommodations to KMC and KMC II; and

          WHEREAS, KMC and KMC II have requested the Lender to amend the Loan Agreement to, INTER ALIA, add Leasing I and Leasing II as borrowers thereunder, and Lender has agreed to such request;

          NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender agree as follows:

          SECTION 1. AMENDMENT TO THE LOAN AGREEMENT. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in
SECTION 3 below, the Loan Agreement shall be and hereby is amended as follows:

          (a) Leasing I and Leasing II shall become Borrowers under the Loan Agreement and the Loan Documents. All references in the Loan Agreement and the Loan Documents to the Borrowers shall be deemed a reference to KMC, KMC II, Leasing I and Leasing II. All references in the Loan Agreement and the Loan Documents to any Borrower or either Borrower shall be deemed a reference to any of KMC, KMC II, Leasing I or Leasing II. All references in the Loan Agreement to neither Borrower shall be deemed a reference to none of KMC, KMC II, Leasing I or Leasing II. References to such Borrower shall include Leasing I or Leasing II, as appropriate, unless the antecedent to the term "such Borrower" is either KMC or KMC II.

          (b) The definition of "Change of Control" is amended to add the following clauses:
          or (C) KMC shall no longer beneficially own all of the outstanding membership interests in Leasing I or (D) KMC II shall no longer beneficially own all of the outstanding membership interests in Leasing II.

          (c) The definition of "Notes" is amended in its entirety to read as follows:

          "NOTES" shall mean the KMC Note, the KMC II Note, the Leasing I Note and the Leasing II Note.

          (d) The definition of "Pledge Agreement" is amended to add the words "and the members of Leasing I and Leasing II" after the words "KMC II" in the second line thereof.

          (e)  The following definitions are added to SECTION 1.02 of the Loan
     Agreement:

          "LEASING I NOTE" shall mean the promissory Note of Leasing I, executed and delivered by Leasing I to the Lender.

          "LEASING II NOTE" shall mean the promissory Note of Leasing II, executed and delivered by Leasing II to the Lender.

          (f) The second sentence of SECTION 2.01(A) is amended in its entirety to read as follows:

               (a) Subject to the terms and conditions hereof and the Participation Agreement and relying upon the representations and warranties of KMC and Leasing I herein, Lender agrees to make Loans to KMC and Leasing I in an aggregate amount not to exceed the Commitment Amount less the principal amount of Loans advanced to KMC II and Leasing II until the Commitment Termination Date.

          (g)  SECTION 2.01(B) is amended in its entirety to read as follows:

               (b) Subject to the terms and conditions hereof and relying upon the representations and warranties of KMC II and Leasing II herein, Lender agrees to make Loans to KMC II and Leasing II in an aggregate amount equal to up to fifty-five percent (55%) of the invoiced price of Switching Equipment and related electronics Equipment as set forth in SCHEDULE 2.01 hereto, which does not include installation charges, but in no event to exceed the lesser of (i) $15,000,000 or (ii) the Commitment Amount less the principal amount of Loans advanced to KMC and Leasing I.


          (h)  The following new SECTIONS 2.02(C) and (D) are added:

               (c) The proceeds of the Loans made to Leasing I shall be used by Leasing I to purchase Switching Equipment and related electronics Equipment listed on SCHEDULE 2.01 to be leased to KMC for the operation of KMC's Systems, and may on request by Leasing I, be paid by Lender, on behalf of Leasing I, directly to Lucent. Loans may also be used by Leasing I to pay transaction costs incurred in connection with the execution, delivery and performance of the Loan Documents and to pay interest on the Loans made to Leasing I.

               (d) The proceeds of the Loans made to Leasing II shall be used by Leasing II to purchase Switching Equipment and related electronics Equipment listed on SCHEDULE 2.01 to be leased to KMC II for the operation of KMC II's Systems, and may on request by Leasing II, be paid by Lender, on behalf of Leasing II, directly to Lucent. Loans may also be used by Leasing II to pay transaction costs incurred in connection with the execution, delivery and performance of the Loan Documents and to pay interest on the Loans made to Leasing II.

          (i) SECTION 2.04 is amended to delete the second sentence thereof and to substitute the following sentences therefor:

          All the Loans made to KMC II shall be evidenced by the KMC II Note and shall mature on June 30, 1998. All the Loans made to Leasing I shall be evidenced by the Leasing I Note and shall mature on October 1, 2005. All the Loans made to Leasing II shall be evidenced by the Leasing II Note and shall mature on June 30, 1998.

          (j) SECTION 2.06(B) is amended to delete the words "the Borrowers" in the first line thereof and to substitute the words "KMC and Leasing I" therefor.

          (k) SECTION 2.06(C) is renumbered as SECTION 2.06(D) and the following new SECTION 2.06(C) is added:

          (c) The outstanding principal balance of all of the Loans made to KMC II and Leasing II shall be payable on June 30, 1998.

          (l) SECTION 2.07(A)(I) is amended to delete the word "KMC" and to substitute therefor the words "each of KMC and Leasing I".

          (m) SECTION 2.07(A)(II) is amended to delete the words "KMC II" and to substitute therefor the words "each of KMC II and Leasing II".

          (n) SECTION 2.07(E) is amended to delete the words "KMC II" each time they appear and to substitute therefor the words "each of KMC II and Leasing II".

          (o)  SECTION 2.07(F) is amended in its entirety to read as follows:

               (f) Upon prepayment in full or payment in full of all the Loans made to KMC II and Leasing II, neither KMC II nor Leasing II shall have any further rights to borrow hereunder, and except as otherwise provided in SECTION 10.07 neither KMC II nor Leasing II shall have any further obligations hereunder, and the Lender shall release the collateral of KMC II and Leasing II and its Lien on the Capital Stock of KMC II and the membership interest of Leasing II.

          (p)  SECTION 2.07(G) is deleted in its entirety.

          (q) SECTION 3.01(A)(I) is amended to add the words "or limited liability company" after the word "corporation".

          (r) SECTION 3.02(A) is amended to add the words "or members, as applicable," after the word "Directors".

          (s) SECTION 3.02(B)(1)(II) is amended to add at the end of such clause the words "or limited liability company certificate or operating agreement, as applicable, or".

          (t) SECTION 3.04 is amended to delete the words "or KMC II" and to substitute therefor the words ", KMC II, Leasing I or Leasing II".

          (u) SECTION 4.02(G) is amended to add the words ", Leasing I and Leasing II" after the words "KMC II".

          (v) SECTION 4.02(N) is amended to add the words, "Leasing I or Leasing II" after the words "KMC II" in the first, sixth, eighth and tenth lines thereof and to add the words, "Leasing I or Leasing II, as applicable," after the words "KMC II" in the third line thereof.

          (w) SECTION 5.06(C) is amended to delete the words "and KMC II" and to substitute therefor the words ",KMC II, Leasing I and Leasing II".

          (x) SECTION 5.06(D) is amended to delete the words "or KMC II" and to substitute therefor the words ",KMC II, Leasing I or Leasing II".

          (y) SECTION 5.13 is amended to add the words "or limited liability company certificate or operating agreement, as applicable," after the word "Incorporation" in the second line thereof, and to add the following sentence at the end of such section: If Leasing I or Leasing II becomes the subject of an operating agreement, such agreement shall not contain any terms or provisions which are inconsistent with the terms or provisions of any of the Loan Documents, and Leasing I or Leasing II shall provide Lender with copies of any proposed operating agreement or amendment thereto at least ten days prior to the effective date thereof, and copies of any actual operating agreement or amendment thereto not later than ten days after the effective date thereof.

          (z) SECTION 5.14 is amended to add the following sentence: In the event that any Person other than KMC becomes a member of Leasing I or any Person other than KMC II becomes a member of Leasing II, or the applicable Borrower shall cause each such Person to execute and deliver a Pledge Agreement substantially similar to the one executed and delivered by KMC or KMC II, as applicable, and a limited nonrecourse guaranty, which guaranty shall contain substantially the same provisions as the guaranty attached as Exhibit G hereto except that the liability of such Person shall be nonrecourse to such Person and shall be limited to the value of the "Pledged Collateral" (as defined in the Pledge Agreement) and the payment of certain expenses.

          (aa) SECTION 6.09 is amended to add the words ", Leasing I or Leasing II" after the words "KMC II".

          (bb) SECTION 8.01 is amended to delete the words "KMC II" in the second line and to substitute therefor the words "each of KMC II, Leasing I and Leasing II".

          SECTION 2. NOTES MODIFICATION AGREEMENT. Each of the KMC Note and the KMC II Note is modified to add the following paragraph:

          In accordance with the provisions of SECTION 2.12 of the Amended and Restated Loan Agreement, the Borrower shall be jointly and severally liable with the other Borrowers for all payment and performance Obligations arising under the Amended and Restated Loan Agreement and the other Loan Documents.

          SECTION 3. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be subject to the delivery to Lender, in form and substance satisfactory to Lender, of all of the documents listed on the List of Closing Documents attached as EXHIBIT A hereto.

          SECTION 4.  REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

          4.1. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Loan Agreement as modified hereby, and each reference to the

Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as modified hereby.

          4.2. Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          4.3. The execution, delivery and effectiveness of this Amendment shall not (a) operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any other document, instrument or agreement executed in connection therewith, or constitute a waiver of any provision contained therein, nor (b) be deemed to be a consent to any other or further actions or occurrences, except as specifically set forth herein.

          SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW JERSEY.

          SECTION 6. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

          SECTION 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                               [Signature Page Follows]

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                        KMC TELECOM INC.


                                        By: /s/ Cynthia Worthman
                                           -------------------------------------
                                             Name:  Cynthia Worthman
                                             Title: Chief Financial Officer
                                                    & Vice President


                                        KMC TELECOM II, INC.


                                        By: /s/ Cynthia Worthman
                                           -------------------------------------
                                             Name:  Cynthia Worthman
                                             Title: Chief Financial Officer
                                                    & Vice President


                                        KMC TELECOM LEASING I LLC


                                        By: /s/ Cynthia Worthman
                                           -------------------------------------
                                             Name:  Cynthia Worthman
                                             Title: Chief Financial Officer
                                                    & Vice President


                                        KMC TELECOM LEASING II LLC


                                        By: /s/ Cynthia Worthman
                                           -------------------------------------
                                             Name:  Cynthia Worthman
                                             Title: Chief Financial Officer
                                                    & Vice President


                                        AT&T COMMERCIAL FINANCE
                                          CORPORATION


                                        By: /s/ Edward W. Andrew, Jr.
                                           -------------------------------------
                                             Name:  Edward W. Andrew, Jr.
                                             Title: President

                                                                       EXHIBIT A

                                   RESTRUCTURING OF
                         AT&T COMMERCIAL FINANCE CORPORATION
                                     $70,000,000
                                    LOAN FACILITY
                                          TO
                      KMC TELECOM INC. AND KMC TELECOM II, INC.

                                   October 31, 1997


                              LIST OF CLOSING DOCUMENTS

                           A.  LOAN AND SECURITY DOCUMENTS

          1. Amendment No. 1 ("Amendment") to Loan and Security Agreement ("Loan Agreement") and Notes Modification Agreement among AT&T Commercial Finance Corporation ("Lender"), KMC Telecom Inc., a Delaware corporation ("KMC"), KMC Telecom II, Inc., a Delaware corporation ("KMC II"), KMC Telecom Leasing I LLC, a Delaware limited liability company ("Leasing I"), and KMC Telecom Leasing II LLC, a Delaware limited liability company ("Leasing II"; KMC, KMC II, Leasing I and Leasing II, being collectively referred to hereinafter as the "BORROWERS"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement.

               Exhibit   A              --   List of Closing documents
               Revised Schedule 3.05    --   Litigation

          2. Promissory Note executed by Leasing I and made payable to the Lender in the principal amount of $70,000,000.

          3. Promissory Note executed by Leasing II and made payable to Lender in the principal amount of $15,000,000.


                                   B. UCC DOCUMENTS

          4. UCC Financing Statements filed against Leasing I in favor of Lender in the offices listed below:

               a.   Secretary of State of Alabama
               b.   Department of State of Florida
               c.   Clerk of the Superior Court of Fulton County, Georgia
               d.   Clerk of Court of Caddo Parish, Louisiana
               e.   Clerk of Court of East Baton Rouge Parish, Louisiana
               f.   Secretary of State of New Jersey
               g.   Secretary of State of Texas
               h.   Secretary of State of Wisconsin

          5. Post-Filing UCC Search Reports of Filings against Leasing I in the offices listed above.

          6. UCC Financing Statements filed against Leasing II in favor of Lender in the offices listed below:


               a.   Clerk of the Superior Court of Bibb County, Georgia
               b.   Clerk of the Superior Court of Fulton County, Georgia
               c.   Secretary of State of Kansas
               d.   Secretary of State of Minnesota
               e.   Secretary of State of North Carolina
               f.   Register of Deeds of Catawba County, North Carolina
               g.   Register of Deeds of Forsyth County, North Carolina
               h.   Register of Deeds of Guilford County, North Carolina
               i.   State Corporation Commission of Virginia
               j    Clerk of Court of Roanoke County, Virginia

          7. Post-Filing UCC Search Reports of Filings against Leasing II in the offices listed above.

          8. UCC Financing Statements filed against KMC II in favor of Lender in the offices listed below:

               a.   Clerk of the Superior Court of Bibb County, Georgia
               b.   Secretary of State of Kansas
               c.   Secretary of State of Minnesota
               d.   Secretary of State of North Carolina
               e.   Register of Deeds of Catawba County, North Carolina
               f.   Register of Deeds of Forsyth County, North Carolina
               g.   Register of Deeds of Guilford County, North Carolina
               h    State Corporation Commission of Virginia
               i.   Clerk of Court of Roanoke County, Virginia

          9. Post-Filing UCC Search Reports of Filings against KMC II in the offices listed above.

          10. UCC Financing Statements filed against KMC and KMC II with respect to their respective membership interests in Leasing I and Leasing II in the office of the Secretary of State of New Jersey.

          11. Post-Filing UCC Search Reports of Filings against KMC and KMC II in the office listed above.

                                C. CORPORATE DOCUMENTS

          12. Good Standing Certificates for Leasing I from the Secretaries of State of Alabama, Delaware, Georgia, Louisiana, New Jersey and Texas.

          13. Good Standing Certificates for Leasing II from the Secretaries of State of Delaware, Georgia and New Jersey.

          14. Limited Liability Company Certificate for Leasing I and Leasing II certified by the Secretary of State of Delaware.

          15. Member's Certificate for each Borrower certifying (i) the resolutions authorizing the execution, delivery and performance of the Amendment and the other Loan Documents executed pursuant thereto, (ii) the incumbency of certain officers, (iii) that no amendments have been made to such Borrower's Certificate of Formation or Limited Liability Company Certificate, as applicable and (iv) the absence of such Borrower's by-laws or operating agreement.

                           D. THIRD PARTY SUPPORT DOCUMENTS

          16. Pledge Agreement executed by KMC with respect to the outstanding membership interests in Leasing I and certain other collateral described therein.

          17.  Pledge Instruction.

          18.  Initial Transactions Statement.

          19. Pledge Agreement executed by KMC II with respect to the outstanding membership interests in Leasing II and certain other collateral described therein.

          20.  Pledge Instruction.

          21.  Initial Transactions Statement.

          22. Amendment to AT&T Letter Agreement between Lucent Technologies Inc. ("LUCENT") and Lender to include references to Leasing I and Leasing II.

          23. Access Agreement by Cogeneration Services, Inc. with respect to Leasing I and Leasing II's premises located at 1545 Route 206, Suite 300, Bedminster, New Jersey.

          24. Reaffirmation of Pledge Agreements and Guaranties executed by Holdings.

                            E. SUBORDINATED DEBT DOCUMENTS

          25. Amendment to Subordinated Loan and Security Agreement and Note Modification Agreement among KMC, KMC II and Lender.

               Exhibit A                     --        List of Closing Documents
               Revised Schedule 3.05         --        Litigation

          26. Pledge Agreement executed by KMC with respect to the outstanding membership interest in Leasing I and certain other collateral described therein.

          27.  Pledge Instruction.

          28.  Initial Transactions Statement.

          29. Pledge Agreement executed by KMC II with respect to the outstanding membership interests in Leasing II and certain other collateral described therein.

          30.  Pledge Instruction.

          31.  Initial Transactions Statement.

          32. Reaffirmation of Pledge Agreements and Guaranties executed by Holdings.

                                 F. LEASING DOCUMENT

          33.  Mater Lease Agreement between Leasing I and KMC.

          34.  Master Lease Agreement between Leasing II and KMC II.

                                     G. OPINIONS

          35. Opinion of Borrowers' and Holdings' special counsel: Kelley, Drye & Warren LLP.

                              H. INTERCREDITOR DOCUMENTS

          36.  Amendment to Participation Agreement and Consent.

                           I. EQUIPMENT PURCHASE DOCUMENTS

          37. Amendment to Special Payment Terms Letter Agreement among Lucent, KMC and KMC II to add Leasing I and Leasing II as parties.

          38. Amendment to General Agreement among KMC, KMC II and Lucent to add Leasing I and Leasing II as parties.

          39. Amendment Number One to the Commission Letter Agreement between Lucent and AT&T Credit Corporation to add Leasing I and Leasing II as parties.

                                                                   SCHEDULE 3.05



                                      LITIGATION

          On June 24, 1997, the Public Service Commission of Wisconsin authorized KMC Telecom Inc. to provide facilities-based local exchange services in the territory serviced by Mid-Plains, Inc. ("Mid-Plains"). (KMC plans to provide service in Middleton, WI as part of its Madison, WI system.) On July 28, 1997, Mid-Plains filed a Petition for Judicial Review of the June 24 PSC Order alleging that the Order was not issued in compliance with applicable laws. The Petition seeks to affect only the right of KMC to provide facilities-based and switched local service. KMC is not a party to this action.

          By letter dated August 29, 1997, the Company notified I-Net, Inc. ("I-NET") that the Company considers I-NET to be in default under a Master Telecommunications System Rollout Agreement dated as of October 1, 1996 (the "I-NET Agreement"). The Company has been in extensive discussions with I-NET regarding the Company's belief that I-NET has not provided services to the Company in accordance with the I-NET Agreement. By letter dated October 27, 1997, Wang Laboratories, Inc. ("Wang"), which has purchased I-NET, provided the Company with all outstanding invoices and stated that, Wang will immediately invoke the arbitration provisions under the I-NET Agreement if the Company and Wang cannot agree as to payment terms and charge the Company interest after November 27, 1997 for all amounts owing thereunder.